UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2005

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01.    Results of Operations and Financial Condition and Regulation FD Disclosure

On October 24, 2005, j2 Global Communications, Inc. issued a press release announcing its financial results for the third quarter of fiscal 2005. The press release also contained financial estimates for the fourth quarter of fiscal 2005 and a financial outlook for fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Also on October 24, 2005, j2 Global hosted its third quarter 2005 earnings conference call and Webcast. Via the call and Webcast, j2 Global presented its October 2005 Investor Presentation, which contained a summary of j2 Global’s financial results for the third fiscal quarter; financial estimates for the fourth quarter of fiscal 2005; a financial outlook for fiscal year 2006; and certain other financial and operating information regarding j2 Global. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 24, 2005.
99.2	October 2005 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: October 25, 2005	By:	/s/ R. Scott Turicchi
R. Scott Turicchi Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 24, 2005.
99.2	October 2005 Investor Presentation.